SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 30, 2002
                                                         --------------

                              GWL&A FINANCIAL INC.
             (Exact name of registrant as specified in its charter)

         Delaware                 333-64473             84-1474245
(State or other jurisdiction     (Commission File      (IRS Employer
 of incorporation)                Number)               Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado       80111
(Address of principal executive offices)                  (Zip Code)

(303) 737-3000
(Registrant's telephone number, including area code)
--------------------------------------------------------------------------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number        Title

99                    Great-West Lifeco Press Release      dated July 30, 2002


ITEM 9. REGULATION FD DISCLOSURE

On July 30, 2002, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the second quarter of 2002. The press release includes a discussion of the financial results of Great-West Life & Annuity Insurance Company, the operating subsidiary of the Registrant. A copy of the press release is attached as Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.

This Form 8-K contains forward-looking statements. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. In particular, statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Registrant's beliefs concerning future or projected levels of sales of the Registrant's products, investment spreads or yields, or the earnings or profitability of the Registrant's activities. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Registrant's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to the Registrant specifically, such as credit, volatility and other risks associated with the Registrant's investment portfolio, and other factors. Readers are also directed to consider other risks and uncertainties discussed in documents filed by the Registrant and certain of its subsidiaries with the Securities and Exchange Commission.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 2002



                                                   GWL&A FINANCIAL INC.



                                                   By: /s/ Richard G. Schultz

                                                   Name: Richard G. Schultz

                                                   Title: Vice President,
                                                   Counsel
                                                   and Associate Secretary

Great-West Lifeco reports second quarter results and dividend increase


Winnipeg, July 30, 2002 ... Great-West Lifeco Inc. has reported net income attributable to common shareholders of $456 million or $1.236 per common share for the six months ended June 30, 2002, compared to $0.543 per common share reported a year ago.

This result represents an increase of 16% over 2001, after adjusting the first six months of 2001 for non-recurring charges relating to goodwill amortization and Alta Health and Life Insurance Company (Alta) to facilitate comparison between years.

For the second quarter, net income attributable to common shareholders was $234 million, compared to adjusted 2001 results of $216 million.

Highlights - six months 2002
o Earnings per common share increased 16% over 2001 levels, reflecting solid increases in earnings from both its Canadian and United States operations.
o The overall quality of the Company's investment portfolio remains high, with exposure to non-investment grade bonds essentially unchanged, at 2% of the bond portfolio.
o Return on common shareholders' equity was 22.5% for the twelve months ended June 30, 2002, compared to 20.9% in 2001, using adjusted 2001 results.
o Quarterly dividends declared were increased by 10% or 2.25(cent) to 24.75(cent) per common share for September 30, 2002. Dividends paid on common shares for six months of 2002 were 22% higher than a year ago.

Consolidated net earnings for Lifeco are the net operating earnings of The Great-West Life Assurance Company (Great-West) in Canada and Great-West Life & Annuity (GWL&A) in the United States, together with Lifeco's corporate results. The following comparative figures for 2001 have been adjusted to exclude goodwill amortization and Alta charges.

Great-West (Canada) six months net income attributable to common shareholders increased 16% to $220 million from $189 million at June 30, 2001. For the second quarter, Canadian net income was $113 million compared to $97 million at June 30, 2001, up 16%.

Including the Canadian portion of Lifeco Corporate results, Canadian Consolidated net earnings of Lifeco for the first six months of 2002 were $211 million compared to $185 million a year ago.

 GWL&A's six months net income attributable to common shareholders increased 12% to US $161 million from US $144 million at June 30, 2001. For the second quarter, United States earnings were $82 million essentially unchanged from a year ago, after adjusting for charges relating to Alta Health and Life Insurance Company in 2001.

Including the United States portion of Lifeco Corporate results and translated to Canadian dollars, Lifeco's United States consolidated net earnings for the first six months of 2002 increased 15% to $245 million from $213 million a year ago.


The Great-West Life Assurance Company

Developments

o   Sales during the quarter were exceptionally strong in Group
    Insurance, Individual Insurance and Group Retirement lines, compared with the same period last year.
o For the first six months of the year, the Company's segregated and mutual fund business experienced positive net cash flow, reflecting the high persistency that is characteristic of the advisor-based distribution system.
o The recently released Brendan Wood International Benchmark study gave the Company's Group Retirement Services division top ratings for quality of service, client loyalty, and overall selection criteria.
o Great-West Life, in partnership with Investors Group and parent company Power Financial Corporation, contributed $5 million to the University of Manitoba to establish a Research Investment Fund. The fund will be used to build the University's capacity in current and emerging research strengths.

Results

"Great-West's performance this quarter is indicative of the strengths inherent in our business," says Raymond L. McFeetors, President & Chief Executive Officer, Great-West Life. "In particular, our advisor-based business is more resistant to investment market fluctuations, because of the value our advisors offer clients in planning for the long term. In addition, we have a well-diversified portfolio of investments, which we continue to manage prudently and pro-actively to maintain its high quality."

Total premiums and deposits for the six months ended June 30, 2002, including reinsurance premiums, were up 9% from 2001 levels. Risk-based premiums, other than reinsurance, were up 5%, self-funded premium equivalents (ASO contracts) up 8%, and segregated funds deposits up 10%. Reinsurance premiums were up 12%.

Fee income increased 14% in the six months ended June 30, 2002 compared to 2001, associated with increases in both segregated funds assets and ASO contract volumes.

Total assets under administration at June 30, 2002 were $53.7 billion, up 3% from a year ago and essentially the same as at December 31, 2001.


Great-West Life & Annuity Insurance Company

Developments

o To leverage the Great-West brand identity and lessen confusion among its customers, the Company integrated its Great-West Life & Annuity (GWL&A) and New England Financial Employee Benefits sales organizations. As a result, all new business that would have been written on New England Financial contracts is being written on GWL&A contracts, and GWL&A will be a preferred carrier for the more than 200 New England Financial, Metropolitan Life, and General American agencies around the United States.
o The Company renewed several key government pension contracts, including the County of Los Angeles, California; the Cities of Livonia, Michigan, Virginia Beach, Virginia, and Wichita, Kansas; and the Port of Oakland, California, and the Port of Seattle, Washington. It also was just awarded the County of Orange, California, and Gwinnett County, Georgia.
o The Company formed its latest life insurance bank partnership with TCF Bank - bringing to seven the number of major U.S. banks and financial institutions that partner with GWL&A to sell life insurance products to bank customers. Policies placed through the Company's bank markets business have exceeded year-to-date expectations.
o EducatorsMoneySM, the Company's Internet retirement savings plan for educators, added three new school district partners: Illinois' second-largest district, located near Chicago; Howard County Public School System, located in Maryland; and the University of Texas, located in Austin.

Results

"The results for the quarter demonstrate once again that we are in solid businesses directed by focused managers producing superior results for shareholders," says William T. McCallum, President & Chief Executive Officer, Great-West Life & Annuity.

The decrease in US $ premium income and deposits for the six months ended June 30, 2002 of 13% was comprised of reductions in both Employee Benefits and Financial Services. The change in the Employee Benefits segment is due to a contraction in health care medical membership, while the change in the Financial Services segment is primarily due to lower 401(k) single premium deposits.

Fee income is derived from the management of segregated funds assets and the administration of Group health ASO business. The decrease in year-to-date fee income in 2002 arises out of both the health care business and the effects of the U.S. equity markets on segregated fund fees.

Total assets under administration were $41.3 billion at June 30, 2002, relatively unchanged from a year ago, and down $2.9 billion compared with December 31, 2001, essentially due to changes in foreign exchange translation rates.


Quarterly Dividends

At its meeting today, the Board of Directors approved a quarterly dividend of $0.2475 per share on the common shares of the Company payable September 30, 2002 to shareholders of record at the close of business September 16, 2002.

In addition, the Directors approved quarterly dividends on the preferred shares of the Company:
        o Series B First Preferred Shares $0.465625 per share;
        o Series C First Preferred Shares $0.484375 per share; and
        o Series D First Preferred Shares $0.293750 per share payable
          September 30, 2002 to shareholders of record at the close of business September 16, 2002
        o Class A, Series 1 Preferred Shares $0.3125 per share payable
          October 31, 2002 to shareholders of record at the close of business October 17, 2002.



Great-West Lifeco

Great-West Lifeco Inc. is a financial services holding company with interests in the life insurance, health insurance, retirement savings, reinsurance and specialty general insurance businesses, primarily in Canada and the United States. Lifeco's subsidiaries - The Great-West Life Assurance Company in Canada and Great-West Life & Annuity Insurance Company in the United States - serve the financial security needs of more than 13 million people. Lifeco and its companies have $95 billion in assets under administration. Great-West Lifeco is a member of the Power Financial Corporation group of companies.

Forward-looking statements
This release may contain forward-looking statements about future operations, financial results, objectives and strategies of the Company. Forward-looking statements are typically identified by the words "believe", "expect", "anticipate", "intend", "estimate" and other similar expressions.

These statements are necessarily based on estimates and assumptions that are inherently subject to risks and uncertainties, many of which are beyond the Company's control. Actual results may differ materially due to a variety of factors, including legislative or regulatory developments, competition, technological change, global capital market activity, interest rates and general economic and political conditions in Canada, North America or internationally.

Readers are urged to consider these and other such factors carefully and not place undue emphasis on the Company's forward-looking statements.

Unless otherwise required by securities laws, the Company does not intend or have any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Further information
Financial highlights and the June 30, 2002 interim unaudited consolidated financial statements are attached.

Great-West Lifeco's second quarter analyst teleconference will be held Wednesday, July 31, at 10:00 a.m. (Eastern). The call can be accessed through www.greatwestlifeco.com or by phone, through listen-only lines at 1-800-387-6216 (passcode: Chantal) or 416-405-9328 in Toronto.

A replay of the call will be available from 3:00 p.m. July 31, until August 7, and can be accessed by calling 1-800-408-3053 (passcode: 1223280) or 416-695-5800 in Toronto.


                                     - end -




For more information contact:

Valerie Mollison
Manager, Communication Services
(204) 946-7663
valerie.mollison@gwl.ca

-------------------------------------------------------------------------------------------------------
For the Six Months Ended June 30

Premiums:
  Life insurance, guaranteed annuities
  and insured health product       $ 2,096   $ 1,446  $ 3,542   $ 1,994  $ 1,598   $ 3,592         -1%
  Reinsurance & specialty general    1,655         -    1,655     1,475        -     1,475         12%
      insurance

Self-funded premium equivalents
      (ASO contracts)     (1)          670     4,159    4,829       620    4,565     5,185         -7%

Segregated funds deposits:   (1)
      Individual products            1,012       327    1,339       926      283     1,209         11%
      Group products                   590     1,858    2,448       532    2,236     2,768        -12%
                                   ---------------------------  --------------------------- -----------
                                   ---------------------------  --------------------------- -----------

Total premiums and deposits        $ 6,023   $ 7,790  $13,813   $ 5,547  $ 8,682   $14,229         -3%
                                   ---------------------------  --------------------------- -----------
                                   ---------------------------  --------------------------- -----------

Fee and other income                   214       724      938       188      741       929          1%

Paid or credited to policyholders    4,141     1,771    5,912     3,823    2,003     5,826          1%

Net income attributable to:
      Preferred shareholders            15         1       16        15        1        16          0%
      Common shareholders              211       245      456       155       47       202        126%

2001 adjustments (2)
      Goodwill amortization              -         -        -        30        2        32
      Alta                               -         -        -         -      164       164

Adjusted net income common shareholders211)      245      456       185      213       398         15%

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Return on common shareholders' equity (12 months):

Net income                                              20.1%                        15.2%

Adjusted net income (2)                                 22.5%                        20.9%

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Per Common Share

Basic earnings                                        $ 1.236                      $ 0.543        128%

2001 adjustments (2)
      Goodwill amortization                                 -                        0.086
      Alta                                                  -                        0.440

Adjusted basic earnings (2)                             1.236                        1.069         16%

Dividends paid                                          0.450                        0.370         22%

Book value                                              10.80                         9.92          9%


-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
At June 30


Total assets                       $34,494  $ 23,529  $58,023   $33,542  $22,911   $56,453          3%
Segregated funds assets   (1)       19,153    17,814   36,967    18,464   18,473    36,937          0%
                                   ---------------------------  --------------------------- -----------
                                   ---------------------------  --------------------------- -----------
Total assets under administration  $53,647  $ 41,343  $94,990   $52,006  $41,384   $93,390          2%
                                   ===========================  =========================== ===========
                                   ===========================  =========================== ===========


Capital stock and surplus                             $ 4,510                      $ 4,214          7%


(1)Segregated funds deposits and self-funded premium equivalents (ASO contracts) The financial statements of a life insurance company do not include the assets, liabilities, deposits and withdrawals of segregated funds or the claims payments related to administrative services only (ASO) Group health contracts. However, the Company does earn fee and other income related to these contracts.

Both segregated fund and ASO contracts are an important aspect of the overall business of the Company and should be considered when comparing volumes, size and trends.

(2) In addition to net income (Canadian GAAP basis), adjusted net income for 2001 is presented for information. 2001 results include: (i) A charge of $32 after-tax or $0.086 per common share related to the amortization of goodwill. On January 1, 2002, the Company stopped amortizing goodwill in accordance with new Canadian Institute of Chartered Accountants standard 3062 Goodwill and Other Intangible Assets (see note 2 of the Company's 2002 interim financial statements); (ii) A charge of $164 after-tax or $0.440 per common share related to Alta Health & Life Insurance Company (Alta), an indirect wholly-owned subsidiary and part of the Company's United States Employee Benefits segment. Return on common shareholders' equity is also presented excluding 2001 adjustments.

              Income
                 Premium income                               $ 2,289     $ 2,661     $ 5,197     $ 5,067
                 Net investment income                            884         940       1,826       1,844
                 Fee and other income                             475         450         938         929
                                                           ----------- ----------- -----------  ----------
                                                           ----------- ----------- -----------  ----------
                                                                3,648       4,051       7,961       7,840
                                                           ----------- ----------- -----------  ----------
                                                           ----------- ----------- -----------  ----------

              Benefits and Expenses
                 Paid or credited to policyholders and
                      beneficiaries including policyholder
                      dividends and experience refunds          2,610       3,006       5,912       5,826
                 Commissions                                      194         167         365         337
                 Operating expenses                               446         520         916       1,000
                 Premium taxes                                     33          19          61          49
                 Special char(note 10)                              -         202           -         202
                                                           ----------- ----------- -----------  ----------
                                                           ----------- ----------- -----------  ----------

              Net operating income before income taxes            365         137         707         426

                 Income taxes- current                            115         119         176         179
                             - future                               4         (67)         47         (31)
                                                           ----------- ----------- -----------  ----------
                                                           ----------- ----------- -----------  ----------

              Net income before minority and other interests      246          85         484         278

              Minority and other interests (note 4)                 3          24          12          28
                                                           ----------- ----------- -----------  ----------
                                                           ----------- ----------- -----------  ----------

              Net income before amortization of goodwill          243          61         472         250

              Amortization of goodwill                              -          16           -          32
                                                           ----------- ----------- -----------  ----------
                                                           ----------- ----------- -----------  ----------

              Net income                                        $ 243        $ 45       $ 472       $ 218
                                                           =========== =========== ===========  ==========
                                                           =========== =========== ===========  ==========

              Earnings per Common Share (note 6)

                 Basic                                        $ 0.634     $ 0.097     $ 1.236     $ 0.543
                                                           =========== =========== ===========  ==========
                                                           =========== =========== ===========  ==========

                 Diluted                                      $ 0.630     $ 0.095     $ 1.219     $ 0.533
                                                           =========== =========== ===========  ==========
                                                           =========== =========== ===========  ==========

              --------------------------------------------------------------------------------------------
              --------------------------------------------------------------------------------------------

              Summary of Net Income

                 Preferred shareholder dividends                  $ 9         $ 9        $ 16        $ 16

                 Net income - common shareholders                 234          36         456         202
                                                           ----------- ----------- -----------  ----------
                                                           ----------- ----------- -----------  ----------

                 Net income                                     $ 243        $ 45       $ 472       $ 218
                                                           =========== =========== ===========  ==========
                                                           =========== =========== ===========  ==========

              Average number of shares outstanding - basic                         368,822,686  372,009,113
              Average number of shares outstanding - diluted                       373,963,643  378,769,182

              United States operating results during the first six months of 2002 have been included at the average market rate of $1.5740
              Canadian compared with $1.5340 Canadian in 2001.


                                                   ------------     -----------     -----------
      Assets
      Bonds                                           $ 31,919        $ 32,581        $ 30,731
      Mortgage loans                                     8,095           8,369           8,666
      Stocks                                             1,606           1,379           1,426
      Real estate                                        1,240           1,272           1,228
      Loans to policyholders                             6,156           6,213           5,814
      Cash and certificates of deposit                     921             837             612
      Funds withheld by ceding insurers                  4,122           4,477           3,804
      Premiums in course of collection                     448             410             484
      Interest due and accrued                             507             543             528
      Future income taxes                                  167             317             288
      Goodwill and intangible assets (note 3)            1,684           1,604           1,624
      Other assets                                       1,158           1,157           1,248
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------

      Total assets                                    $ 58,023        $ 59,159        $ 56,453
                                                   ============     ===========     ===========
                                                   ============     ===========     ===========

      Liabilities

      Policy liabilities
         Actuarial liabilities                        $ 42,935        $ 43,909        $ 42,440
         Provision for claims                              654             753             695
         Provision for policyholder dividends              352             355             336
         Provision for experience rating refunds           722             834             597
         Policyholder funds                              1,788           1,748           1,792
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------
                                                        46,451          47,599          45,860

      Commercial paper and other loans                   1,047           1,075           1,002
      Current income taxes                                 545             508             324
      Other liabilities                                  2,085           2,181           1,699
      Repurchase agreements                                479             400             351
      Net deferred gains on portfolio investments sold     976           1,049           1,070
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------
                                                        51,583          52,812          50,306

      Minority and other int(notes4)                     1,930           1,950           1,933

      Capital Stock and Surplus

         Capital stock (note 5)                          2,086           2,083           2,087
         Surplus                                         2,176           1,951           1,876
         Provision for unrealized gain on translation
           of net investment in foreign operations         248             363             251
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------
                                                         4,510           4,397           4,214
                                                   ------------     -----------     -----------
                                                   ------------     -----------     -----------

      Liabilities, capital stock and surplus          $ 58,023        $ 59,159        $ 56,453
                                                   ============     ===========     ===========
                                                   ============     ===========     ===========

      United States assets and liabilities have been translated at the market rates of $1.5190 Canadian for June 30, 2002, $1.5930 Canadian for
       December 31, 2001 and $1.5180 Canadian for June 30, 2001.

Balance, beginning of year                                        $ 1,951              $ 1,868

Net income                                                            472                  218

Acquisition discount - preferred shares of subsidiary                   -                    1

Common share cancellation excess                                      (65)                 (58)

Dividends to shareholders
      Preferred shareholders                                          (16)                 (16)
      Common shareholders                                            (166)                (137)
                                                             -------------     ----------------
                                                             -------------     ----------------

Balance, end of period                                            $ 2,176              $ 1,876
                                                             =============     ================

Operations
   Net income                                      $ 243            $ 45        $ 472           $ 218
   Adjustments for non-cash items:
      Change in policy liabilities                   (15)            (37)        (128)            536
      Change in funds withheld by ceding insurers    140              84          355            (249)
      Change in current income taxes payable          51              42           40            (108)
      Future income tax expense                        4             (67)          47             (31)
      Amortization of goodwill                         -              16            -              32
      Other                                          491              97         (275)           (239)
                                              -----------     -----------   ----------     -----------
                                              -----------     -----------   ----------     -----------
Cash flows from operations                           914             180          511             159

Financing Activities
   Issue of common shares                              7               2           12               8
   Purchased and cancelled common shares             (36)            (34)         (74)            (66)
   Issue (repayment) of commercial paper and other    (4)             (6)          (8)            (35)
      loans
   Dividends paid                                    (92)            (77)        (182)           (153)
                                              -----------     -----------   ----------     -----------
                                              -----------     -----------   ----------     -----------
                                                    (125)           (115)        (252)           (246)

Investment Activities
   Bond sales and maturities                       4,897           5,358       10,488          10,087
   Mortgage loan repayments                          436             442          867             887
   Stock sales                                        71             219          131             351
   Real estate sales                                   2               -           38               -
   Change in loans to policyholders                 (152)           (148)        (170)           (182)
   Change in repurchase agreements                    67              13          102             355
   Investment in subsidiaries                          -               -           72             (15)
   Investment in bonds                            (5,067)         (5,587)     (10,679)        (10,180)
   Investment in mortgage loans                     (438)           (294)        (609)           (750)
   Investment in stocks                             (356)           (310)        (396)           (581)
   Investment in real estate                         (11)            (10)         (19)            (13)
                                              -----------     -----------   ----------     -----------
                                              -----------     -----------   ----------     -----------
                                                    (551)           (317)        (175)            (41)

Increase in cash and certificates of deposit         238            (252)          84            (128)

Cash and certificates of deposit,
   beginning of period                               683             864          837             740

Cash and certificates of deposit,
                                              -----------     -----------   ----------     -----------
                                              -----------     -----------   ----------     -----------
   end of period                                   $ 921           $ 612        $ 921           $ 612
                                              ===========     ===========   ==========     ===========

  Notes to Interim Consolidated Financial Statements (unaudited)
    ($ amounts in millions unless otherwise noted)


1.   Basis of Presentation

     The interim unaudited consolidated financial statements of Great-West Lifeco Inc. (Lifeco) at June 30, 2002 have been prepared in accordance with Canadian generally accepted accounting principles, using the same accounting policies and methods of computation followed in the consolidated financial statements for the year ended December 31, 2001, except as noted below. These interim consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto in the Company's annual report dated December 31, 2001.



2.   Change in Accounting Policies


(a)  Business Combinations, Goodwill and Other Intangible Assets

     On January 1, 2002, the Company adopted the recommendations of the Canadian Institute of Chartered Accountants (CICA) Handbook Section 1581 Business Combinations and Section 3062 Goodwill and Other Intangible Assets.

     In accordance with the requirements of the new standards, as at January 1, 2002, the Company: - analyzed existing goodwill and reclassified items that should be recognized as separate intangible assets; - completed impairment testing of all indefinite life intangible assets; - ceased amortizing goodwill and indefinite life intangible assets; - allocated goodwill to reporting units and completed the related transitional impairment testing of allocated goodwill.
     No impairment loss resulted from the transitional impairment testing of allocated goodwill. During the second quarter, the Company reduced the amount reclassified during the first quarter between goodwill and future taxes by $43, reflecting revised tax inclusion rate estimates. Other than the elimination of goodwill amortization charges from the Summary of Consolidated Operations, and the reclassifications on the Consolidated Balance Sheet as described in Note 3, the new standards had no impact on the financial statements for the six months ended June 30, 2002.

     The following table provides a reconciliation between reported net income, earnings per share and diluted earnings per share adjusted to exclude amortization of goodwill, on an after-tax basis:

                                              For the three months        For the six months
                                                 ended June 30             ended June 30
                                             -----------------------  ----------------------------
                                             -----------------------  ----------------------------
                                                2002        2001         2002            2001
                                             -----------  ----------  ------------   -------------
                                             -----------  ----------  ------------   -------------
     Net income:
        Reported net income                       $ 243        $ 45         $ 472           $ 218
        Add back: amortization of goodwill,           -          16             -              32
           net of tax
                                             -----------  ----------  ------------   -------------
                                             -----------  ----------  ------------   -------------
        Net income adjusted for amortization
             of goodwill                          $ 243        $ 61         $ 472           $ 250
                                             ===========  ==========  ============   =============
                                             ===========  ==========  ============   =============

     Basic earnings per common share:
        Reported earnings per common share      $ 0.634     $ 0.097       $ 1.236         $ 0.543
        Add back: amortization of goodwill,           -       0.043             -           0.086
           net of tax
                                             -----------  ----------  ------------   -------------
        ------------------------------------------------  ----------  ------------   -------------
        Basic earnings per common share adjusted
             for amortization of goodwill       $ 0.634     $ 0.140       $ 1.236         $ 0.629
                                             ===========  ==========  ============   =============
                                             ===========  ==========  ============   =============

     Diluted earnings per common share:
        Reported diluted earnings per common sha$e0.630     $ 0.095       $ 1.219         $ 0.533
        Add back: amortization of goodwill, net of tax-       0.043             -           0.085
                                             -----------  ----------  ------------   -------------
        ------------------------------------------------  ----------  ------------   -------------
        Diluted earnings per common share adjusted
             for amortization of goodwill       $ 0.630     $ 0.138       $ 1.219         $ 0.618
                                             ===========  ==========  ============   =============
                                             ===========  ==========  ============   =============





5.   Capital Stock
     Authorized
         Unlimited First Preferred Shares, Class A Preferred Shares and Second Preferred Shares
         Unlimited Common Shares

     Issued and Outstanding

                                      June 30, 2002                 June 30, 2001
                                      ---------------------------   ---------------------------
                                      ---------------------------   ---------------------------
                                                    Stated Value                   Stated Value
                                        Number      (thousands)       Number       (thousands)
                                      -----------   -------------   ------------   ------------
                                      -----------   -------------   ------------   ------------
     Preferred Shares:

         Series B, 7.45% Non-Cumulative
             First Preferred Shares    4,000,000       $ 100,000      4,000,000      $ 100,000
         Series C, 7.75% Non-Cumulative
             First Preferred Shares    4,000,000         100,000      4,000,000        100,000
         Series D, 4.70% Non-Cumulative
             First Preferred Shares    8,000,000         200,000      8,000,000        200,000
         Series 1, 5.00% Non-Cumulative
             Class A Preferred Shares  5,192,242         129,806      5,192,242        129,806
                                      -----------   -------------   ------------   ------------
                                      -----------   -------------   ------------   ------------

         Balance, end of period       21,192,242       $ 529,806     21,192,242      $ 529,806
                                      -----------   -------------   ------------   ------------
                                      -----------   -------------   ------------   ------------

     Common Shares:

         Balance, beginning of year   369,459,808    $ 1,553,294    372,404,725    $ 1,556,559
         Purchased and cancelled under
             Normal Course Issuer Bid (2,082,200)         (8,770)    (1,861,000)        (7,792)
         Issued under Stock Option     1,027,451          11,553        923,855          8,630
            Plan
                                      -----------   -------------   ------------   ------------
                                      -----------   -------------   ------------   ------------

         Balance, end of period       368,405,059    $ 1,556,077    371,467,580    $ 1,557,397
                                      -----------   -------------   ------------   ------------
                                      -----------   -------------   ------------   ------------

     Total Capital Stock                             $ 2,085,883                   $ 2,087,203
                                                    =============                  ============


6.   Earnings Per Common Share

     The following table provides the reconciliation between basic and diluted earnings per common share:

                                                               For the three months For the six months
                                                                 ended June 30        ended June 30
                                                               -------------------  -------------------
                                                               -------------------  -------------------
                                                                 2002      2001       2002      2001
                                                               -------------------  -------------------
                                                               -------------------  -------------------
     a) Earnings

        Net income - common shareholders                          $ 234      $ 36      $ 456     $ 202
                                                               =========  ========  =========  ========
                                                               =========  ========  =========  ========


     b) Number of Common Shares at June 30                                            2002       2001
                                                                                    ---------  --------
                                                                                    ---------  --------

        Average number of common shares outstanding                                      369       372
        Add:

            -Potential exercise of outstanding stock options                               5         7
                                                                                    ---------  --------
                                                                                    ---------  --------
        Average number of common shares outstanding - diluted basis                      374       379
                                                                                    =========  ========
                                                                                    =========  ========

     Earnings per Common Share ( a) divided by b) )

        Basic                                                    $0.634    $0.097    $ 1.236    $0.543
                                                               =========  ========  =========  ========
                                                               =========  ========  =========  ========

        Diluted                                                  $0.630    $0.095    $ 1.219    $0.533
                                                               =========  ========  =========  ========
                                                               =========  ========  =========  ========



7.   Contingencies (changes since December 31, 2001 annual report)

     The Ontario Court of Appeal determined that the appeal of the approval of the London Life settlement agreement relating to the proposed class actions should not proceed. The approval is now final.



8.   Commitments (changes since December 31, 2001 annual report)

     On March 21, 2002, London Life completed its previously announced sale of its 82.9% indirect interest in London Guarantee Insurance Company which resulted in an after-tax gain of $31.

9.   Segmented Information
     Consolidated Operations
     For the three months ended June 30, 2002

                                                              Canadian Operations
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
                                                                                                Participating
                                            Shareholder                                          Policyholder
                                         --------------------------------------------------  ---------------------
                                         --------------------------------------------------  ----------
                                                   Individual                                Individual
                                                      Insurance &                                Insurance &
                                          Group    Investment    Reinsurance                 Investment  Total
                                         Insurance  Products  & SpecialtCorporate  Total     Products    Canada
                                         --------------------------------------------------  ---------------------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 547      $ 156     $ 530       $ 5    $ 1,238     $ 355      $ 1,593
         Net investment income                51        114        99        27        291       218          509
         Fee and other income                 17         89         1         5        112         -          112
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Total income                            615        359       630        37      1,641       573        2,214
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   461        182       605         7      1,255       509        1,764
         Other                               105         93         6         7        211        66          277
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                  49         84        19        23        175        (2)         173

     Income taxes                             18         33         -         2         53         2           55
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             31         51        19        21        122        (4)         118

     Minority and other interests              -          -         1         5          6        (4)           2
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  31         51        18        16        116         -          116

     Amortization of goodwill                  -          -         -         -          -         -            -
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 31       $ 51      $ 18      $ 16      $ 116       $ -        $ 116
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ 8        $ 8       $ -          $ 8
         Net income - common shareholders     31         51        18         8        108         -          108
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 31       $ 51      $ 18      $ 16      $ 116       $ -        $ 116
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the three months ended June 30, 2002

                                                              United States Operations
                                         ------------------------------------------------------------
                                         ------------------------------------------------------------
                                                                                    Participating
                                            Shareholder                              Policyholder
                                         ---------------------------------------  -------------------
                                         ---------------------------------------  ---------
                                         Employee  Financial                      Financial   Total      Total
                                         Benefits  Services   Corporate  Total    Services    U.S.      Company
                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 365      $ 218       $ -     $ 583      $ 113     $ 696      $ 2,289
         Net investment income                26        207         1       234        141       375          884
         Fee and other income                273         90         -       363          -       363          475
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Total income                            664        515         1     1,180        254     1,434        3,648
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   273        328        (1)      600        246       846        2,610
         Other                               295         87         7       389          7       396          673
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                  96        100        (5)      191          1       192          365

     Income taxes                             35         34        (5)       64          -        64          119
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             61         66         -       127          1       128          246

     Minority and other interests              -          -         -         -          1         1            3
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  61         66         -       127          -       127          243

     Amortization of goodwill                  -          -         -         -          -         -            -
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 61       $ 66       $ -     $ 127        $ -     $ 127        $ 243
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ 1       $ 1        $ -       $ 1          $ 9
         Net income - common shareholders     61         66        (1)      126          -       126          234
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 61       $ 66       $ -     $ 127        $ -     $ 127        $ 243
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the three months ended June 30, 2001

                                                              Canadian Operations
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
                                                                                                Participating
                                            Shareholder                                          Policyholder
                                         --------------------------------------------------  ---------------------
                                         --------------------------------------------------  ----------
                                                   Individual                                Individual
                                                      Insurance &                                Insurance &
                                          Group    Investment    Reinsurance                 Investment  Total
                                         Insurance  Products  & SpecialtCorporate  Total     Products    Canada
                                         --------------------------------------------------  ---------------------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 502      $ 173     $ 875       $ 4    $ 1,554     $ 345      $ 1,899
         Net investment income                52        130       107        28        317       245          562
         Fee and other income                 15         73         1         4         93         -           93
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Total income                            569        376       983        36      1,964       590        2,554
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   429        209       940         7      1,585       470        2,055
         Other                                96         91        20         4        211        85          296
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                  44         76        23        25        168        35          203

     Income taxes                             18         28         1        11         58        19           77
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             26         48        22        14        110        16          126

     Minority and other interests              -          -         1         6          7        16           23
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  26         48        21         8        103         -          103

     Amortization of goodwill                  5          7         3         -         15         -           15
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 21       $ 41      $ 18       $ 8       $ 88       $ -         $ 88
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -       $ 8        $ 8       $ -          $ 8
         Net income - common shareholders     21         41        18         -         80         -           80
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 21       $ 41      $ 18       $ 8       $ 88       $ -         $ 88
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the three months ended June 30, 2001

                                                              United States Operations
                                         ------------------------------------------------------------
                                         ------------------------------------------------------------
                                                                                    Participating
                                            Shareholder                              Policyholder
                                         ---------------------------------------  -------------------
                                         ---------------------------------------  ---------
                                         Employee  Financial                      Financial   Total      Total
                                         Benefits* Services   Corporate  Total    Services    U.S.      Company
                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 412      $ 224       $ -     $ 636      $ 126     $ 762      $ 2,661
         Net investment income                24        221        (1)      244        134       378          940
         Fee and other income                269         88         -       357          -       357          450
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Total income                            705        533        (1)    1,237        260     1,497        4,051
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   343        358         -       701        250       951        3,006
         Other                               311         91         2       404          6       410          706
         Special charges                     202          -         -       202          -       202          202
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                (151)        84        (3)      (70)         4       (66)         137

     Income taxes                            (54)        26         -       (28)         3       (25)          52
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                            (97)        58        (3)      (42)         1       (41)          85

     Minority and other interests              -          -         -         -          1         1           24
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization (97)        58        (3)      (42)         -       (42)          61

     Amortization of goodwill                  1          -         -         1          -         1           16
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                            $ (98)      $ 58      $ (3)    $ (43)       $ -     $ (43)        $ 45
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ 1       $ 1        $ -       $ 1          $ 9
         Net income - common shareholders    (98)        58        (4)      (44)         -       (44)          36
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                        $ (98)      $ 58      $ (3)    $ (43)       $ -     $ (43)        $ 45
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     * see note 10


     For the six months ended June 30, 2002

                                                              Canadian Operations
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
                                                                                                Participating
                                            Shareholder                                          Policyholder
                                         --------------------------------------------------  ---------------------
                                         --------------------------------------------------  ----------
                                                   Individual                                Individual
                                                      Insurance &                                Insurance &
                                          Group    Investment    Reinsurance                 Investment  Total
                                         Insurance  Products  & SpecialtCorporate  Total     Products    Canada
                                         --------------------------------------------------  ---------------------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                  $ 1,077      $ 323   $ 1,655       $ 8    $ 3,063     $ 688      $ 3,751
         Net investment income               102        233       254        37        626       448        1,074
         Fee and other income                 34        170         1         9        214         -          214
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Total income                          1,213        726     1,910        54      3,903     1,136        5,039
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   911        367     1,847        18      3,143       998        4,141
         Other                               211        193        13        12        429       128          557
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                  91        166        50        24        331        10          341
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             34         61         3        (5)        93        11          104
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             57        105        47        29        238        (1)         237

     Minority and other interests              -          -         1        11         12        (1)          11
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  57        105        46        18        226         -          226

     Amortization of goodwill                  -          -         -         -          -         -            -
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 57      $ 105      $ 46      $ 18      $ 226       $ -        $ 226
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -      $ 15       $ 15       $ -         $ 15
         Net income - common shareholders     57        105        46         3        211         -          211
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 57      $ 105      $ 46      $ 18      $ 226       $ -        $ 226
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the six months ended June 30, 2002

                                                              United States Operations
                                         ------------------------------------------------------------
                                         ------------------------------------------------------------
                                                                                    Participating
                                            Shareholder                              Policyholder
                                         ---------------------------------------  -------------------
                                         ---------------------------------------  ---------
                                         Employee  Financial                      Financial   Total      Total
                                         Benefits  Services   Corporate  Total    Services    U.S.      Company
                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 783      $ 461       $ -   $ 1,244      $ 202    $1,446      $ 5,197
         Net investment income                54        422        (3)      473        279       752        1,826
         Fee and other income                545        179         -       724          -       724          938
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Total income                          1,382      1,062        (3)    2,441        481     2,922        7,961
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   609        699        (2)    1,306        465     1,771        5,912
         Other                               585        175        13       773         12       785        1,342
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                 188        188       (14)      362          4       366          707
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Income taxes                             67         61       (12)      116          3       119          223
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                            121        127        (2)      246          1       247          484

     Minority and other interests              -          -         -         -          1         1           12
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization 121        127        (2)      246          -       246          472

     Amortization of goodwill                  -          -         -         -          -         -            -
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                            $ 121      $ 127      $ (2)    $ 246        $ -     $ 246        $ 472
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ 1       $ 1        $ -       $ 1         $ 16
         Net income - common shareholders    121        127        (3)      245          -       245          456
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                        $ 121      $ 127      $ (2)    $ 246        $ -     $ 246        $ 472
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the six months ended June 30, 2001

                                                              Canadian Operations
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
                                                                                                Participating
                                            Shareholder                                          Policyholder
                                         --------------------------------------------------  ---------------------
                                         --------------------------------------------------  ----------
                                                   Individual                                Individual
                                                      Insurance &                                Insurance &
                                          Group    Investment    Reinsurance                 Investment  Total
                                         Insurance  Products  & SpecialtCorporate  Total     Products    Canada
                                         --------------------------------------------------  ---------------------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 990      $ 329   $ 1,475       $ 8    $ 2,802     $ 667      $ 3,469
         Net investment income               107        261       222        59        649       446        1,095
         Fee and other income                 30        149         1         8        188         -          188
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Total income                          1,127        739     1,698        75      3,639     1,113        4,752
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   853        415     1,614        14      2,896       927        3,823
         Other                               192        187        38        10        427       151          578
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                  82        137        46        51        316        35          351

     Income taxes                             33         51         4        14        102        24          126
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                             49         86        42        37        214        11          225

     Minority and other interests              -          -         3        11         14        11           25
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization  49         86        39        26        200         -          200

     Amortization of goodwill                 11         14         4         1         30         -           30
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                             $ 38       $ 72      $ 35      $ 25      $ 170       $ -        $ 170
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ -      $ 15       $ 15       $ -         $ 15
         Net income - common shareholders     38         72        35        10        155         -          155
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                         $ 38       $ 72      $ 35      $ 25      $ 170       $ -        $ 170
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========








     For the six months ended June 30, 2001

                                                              United States Operations
                                         ------------------------------------------------------------
                                         ------------------------------------------------------------
                                                                                    Participating
                                            Shareholder                              Policyholder
                                         ---------------------------------------  -------------------
                                         ---------------------------------------  ---------
                                         Employee  Financial                      Financial   Total      Total
                                         Benefits* Services   Corporate  Total    Services    U.S.      Company
                                         --------  ---------  ------------------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Income:
         Premium income                    $ 845      $ 534       $ -   $ 1,379      $ 219    $1,598      $ 5,067
         Net investment income                51        434        (1)      484        265       749        1,844
         Fee and other income                559        182         -       741          -       741          929
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Total income                          1,455      1,150        (1)    2,604        484     3,088        7,840
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Benefits and Expenses:
         Paid or credited to policyholders   742        798        (1)    1,539        464     2,003        5,826
         Other                               612        182         3       797         11       808        1,386
         Special charges                     202          -         -       202          -       202          202
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
     Net operating income
         before income taxes                (101)       170        (3)       66          9        75          426

     Income taxes                            (38)        51         3        16          6        22          148
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before minority and other
        interests                            (63)       119        (6)       50          3        53          278

     Minority and other interests              -          -         -         -          3         3           28
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income before goodwill amortization (63)       119        (6)       50          -        50          250

     Amortization of goodwill                  2          -         -         2          -         2           32
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------

     Net income                            $ (65)     $ 119      $ (6)     $ 48        $ -      $ 48        $ 218
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------

     Summary of Net Income

         Preferred shareholder dividends     $ -        $ -       $ 1       $ 1        $ -       $ 1         $ 16
         Net income - common shareholders    (65)       119        (7)       47          -        47          202
                                         --------  ---------  --------  --------  ---------  --------  -----------
                                         --------  ---------  --------  --------  ---------  --------  -----------
         Net income                        $ (65)     $ 119      $ (6)     $ 48        $ -      $ 48        $ 218
                                         ========  =========  ========  ========  =========  ========  ===========
                                         ========  =========  ========  ========  =========  ========  ===========

     * see note 10



10.  Special Charges

     2001 six month results include a non-recurring charge of $202 million pre-tax ($132 million after-tax) plus operating losses of $32 million after-tax, both related to Alta Health & Life Insurance Company (Alta), an indirect wholly-owned subsidiary, reported as part of the Company's United States Employee Benefits segment. The total impact of Alta on net income for the six months ended June 30, 2001 was a reduction of $164 million after-tax or $0.440 per common share.